Property and equipment, net	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Property and Equipment, Net

10.Property and equipment, net

Property and equipment consist of the following:

	As of December 31,
	2020	2021
	US$	US$
Warehouse equipment	1,046,300	1,163,635
Furniture and office equipment	891,970	909,817
Leasehold improvements	656,792	672,162
Total	2,595,062	2,745,614
Less: Accumulated depreciation	(1,628,553)	(2,148,662)
Less: Impairment	—	(482,430)
Property and equipment, net	966,509	114,522

Depreciation recognized for the years ended December 31, 2019, 2020 and 2021 were US$ 559,063, US$ 580,322 and US$ 485,490 respectively. Impairment loss recognized for the year ended December 31, 2021 amounted to US$ 476,762 was recorded in general and administrative expenses in the consolidated statements of operations and comprehensive income/(loss).